SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS

At-The-Market Program
Subsequent to December 31, 2025, the Company issued 2,086,737 shares under the ATM Program at an average price of $8.98 per share for gross proceeds of $18.7 million. The Company received net proceeds of $18.4 million after paying commissions of $375 thousand to the sales agent for the ATM Program.
Greenhouse 2 Equipment Purchase and Supplier Financing
Subsequent to December 31, 2025, the Company entered into an agreement for the purchase and installation of equipment for Greenhouse 2 with an aggregate purchase price of approximately $4.7 million. The agreement includes supplier financing for a portion of the purchase price, with installment payments commencing following delivery and completion of installation. The Company expects the equipment to be delivered and placed into service during the second quarter of 2026.